Consent of Independent Auditors

We consent to the incorporation by reference in Post-Effective Amendment No. 9 of the Registration Statement (Form N-4) of CUNA Mutual Variable Annuity Account of CUNA Mutual Insurance Society of our reports dated February 20, 2009 and February 19, 2008, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company included in its Registration Statement (Form N-4, 333-148426).

/s/ Ernst & Young LLP

San Francisco, California
July 9, 2009